                                                            EXHIBIT 10.2

         SECOND AMENDMENT TO FIRST AMENDED AND RESTATED
            WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 29th day of August 1996, by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Forty-Five Million Dollars ($45,000,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of Forty-Five Million Dollars ($45,000,000), dated as of December 27, 1995, a Sublimit Promissory Note in the principal sum of Fifteen Million Dollars ($15,000,000), dated as of December 27, 1995, (the "Notes"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 31, 1995, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Company has requested the Lender extend the period for which the Commitment under the Agreement has been made and to amend the Agreement to allow for the warehousing of FmHA Mortgage Loans and the Lender has agreed to such extension and amendment subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

          "FmHA" means the Farmers Home Administration and any successor thereto.

          "FmHA Mortgage Loan" means a Mortgage Loan secured by a First Mortgage and with respect to which ninety percent (90%) of the principal amount of each Mortgage Loan is guaranteed by FmHA.

          "HUD 203(K) Mortgage Loan" means an FHA insured Mortgage Loan secured by a First Mortgage, a portion of which will be used for the purpose of rehabilitating and/or repairing the related single family property, and which satisfies the definition of "rehabilitation loan" under 24 C.F.R. Section 203.50(a).

          "RFC Mortgage Loan" means a Mortgage Loan covered by a Purchase Commitment issued by RFC.

          "Second Mortgage Loan" means a closed-end Mortgage Loan secured by a Second Mortgage.

          "Title I Mortgage Loan" means an FHA co-insured Mortgage Loan secured by a Mortgage which is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program as set forth in and which is reported for insurance under the Mortgage Insurance Program authorized and administered under Title I of the
     National Housing Act of 1934, as amended and the regulations promulgated thereunder.

     4. Section 1.1 of the Agreement shall be amended to delete the definitions of "Adjusted Tangible Net Worth," "Approved Custodian,"
"Collateral Value," "Conforming Mortgage Loan," "Conventional Mortgage Loan," "Debt," "Fair Market Value," "Nonconforming Mortgage Loan" and "Operating Account" in their entirety, replacing them with the following definitions:

          "Adjusted Tangible Net Worth" means with respect to any Person at any date, the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights, plus one percent (1%) of the Adjusted Servicing Portfolio, and plus deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

          "Approved Custodian" means a pool custodian or other Person which is deemed acceptable to the Lender from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage Pool or to hold a Mortgage Loan as agent for an Investor who has issued a Purchase Commitment for such Mortgage Loan.

          "Collateral Value" means (a) with respect to any Mortgage Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c) hereof; or (ii) the Fair Market Value of such Mortgage Loan; or (b) in the event Pledged Mortgages have been exchanged for Pledged Securities, the Fair Market Value of such Pledged Securities; or (c) with respect to cash, the amount of such cash.

          "Conforming Mortgage Loan" means a First Mortgage Loan which is either (a) an FHA insured (other than a Title I Mortgage Loan or HUD 203(K) Mortgage Loan) or VA guaranteed Mortgage Loan or (b) a Conventional Mortgage Loan which is underwritten substantially in accordance with FNMA or FHLMC underwriting standards, and the principal amount of which is less than or equal to the maximum amount eligible for purchase by FNMA or FHLMC.

          "Conventional Mortgage Loan" means a First Mortgage Loan, other than an FHA insured, VA guaranteed Mortgage Loan or FmHA guaranteed Mortgage Loan.

          "Debt" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

          "Fair Market Value" means at any time for a Mortgage Loan or the related Mortgage-backed Security (if such Mortgage Loan is to be used to back a Mortgage-backed Security), (a) if such Mortgage Loan or the related Mortgage-backed Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Mortgage Loan or Mortgage-backed Security, determined by the Lender based on market data for similar Mortgage Loans or Mortgage-backed Securities and such other criteria as the Lender deems appropriate.

          "Nonconforming Mortgage Loan" means a Conventional Mortgage Loan which is not a Conforming Mortgage Loan or a Jumbo Mortgage Loan, which has a credit risk rating C- or better (determined using the underwriting standards of the Investor to which such Mortgage Loan is to be sold under a Purchase Commitment, provided such underwriting standards comply with industry standards in the sole judgment of the Lender), and which is underwritten and approved for purchase by an Investor prior to funding if its original principal amount exceeds Six Hundred Thousand Dollars ($600,000).


          "Operating Account" means a demand deposit account maintained at the Funding Bank in the name of the Company and designated for funding that portion of each Mortgage Loan not funded by an Advance made against such Mortgage Loan and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

     5. The definition of "Maturity Date" in Section 1.1 of the Agreement shall be amended by inserting the date "August 31, 1997" in place of "August 31, 1996" wherever it appears in such definition.

     6. Section 2.1(b) (3) of the Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

               (3) No Advance shall be made against a Home Equity Loan, a Title I Mortgage Loan or a HUD 203(K) Mortgage Loan.

     7. Section 2.1(c) (1) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               (1) For a Conforming Mortgage Loan, a Jumbo Mortgage Loan or an FmHA Mortgage Loan pledged hereunder, other than an RFC Mortgage Loan, ninety-eight percent (98%) of the lesser of (A) the Mortgage Note Amount or (B) the product of the weekly Weighted Average Purchase Commitment Price at the time of the Advance multiplied by the Mortgage Note Amount.

     8. Section 2.1(c) of the Agreement shall be further amended by adding the following Section 2.1(c)(5) at the end thereof:

               (5) For an RFC Mortgage Loan pledged hereunder, one hundred percent (100%) of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

     9. Sections 2.2(d) and 2.2(e) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

          2.2(d) The Company shall hold in trust for the Lender, and the Company shall deliver to the Lender promptly upon request, or within one hundred twenty (120) days from the date an Advance was made against such Pledged Mortgage and the Pledged Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, the following: (1) the originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-SF, Exhibit D-SF/CONSTRUCTION or Exhibit D-UNI, (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto, and
     (3) any other documents relating to a Pledged Mortgage which the Lender may request, including, without limitation, documentation evidencing the FHA Commitment to Insure or the FmHA Guaranty or VA Guaranty of any Pledged Mortgage which is either FHA insured, FmHA guaranteed or VA guaranteed, the appraisal, Private Mortgage Insurance Certificate, if applicable, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, a copy of a HUD-1 or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

          2.2(e) To make an Advance, the Lender shall cause the Funding Bank to credit an account of the Company with the Funding Bank, which account shall be under the exclusive control of the Lender, upon compliance by the Company with the terms of this Agreement. The Lender shall determine in its sole discretion the method by which an Advance is made.

     10. Section 2.3 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.3 Notes. The Company's Obligations in respect of Ordinary Warehousing Advances and Nonconforming Advances shall be evidenced by a Warehousing Promissory Note of the Company substantially in the form of Exhibit A-1 attached hereto, and the Company's Obligations in respect of Construction Advances, Unimproved Advances and Advances made against FmHA Mortgage Loans shall be evidenced by a Sublimit Promissory Note of the Company substantially in the form of Exhibit A-2 attached hereto, each note dated as of the date hereof
     (Warehousing Promissory Note and Sublimit Promissory Note are collectively referred to as the "Notes"). The terms "Warehousing Promissory Note", "Sublimit Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

     11. Section 2.4 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     2.4  Interest.

          2.4(a) Except as otherwise provided in Section 2.4(g) hereof, the unpaid amount of each Ordinary Warehousing Advance and each Advance against an FmHA Mortgage Loan (net of applicable Buydown) shall bear interest, from the date of such Ordinary Warehousing Advance, until paid in full, at the Ordinary Warehousing Rate.

          2.4(b) Except as otherwise provided in Section 2.4(g) hereof, the unpaid amount of each Nonconforming Advance (net of applicable Buydown) shall bear interest, from the date of such Nonconforming Advance, until paid in full, at the Nonconforming Rate.

          2.4(c) Prior to the occurrence of an Event of Default, the unpaid amount of (i) each Construction Advance (net of applicable Buydown) shall bear interest, from the date of such Construction Advance until paid in full, at the Construction Rate, and (ii) each Unimproved Advance (net of applicable Buydown) shall bear interest, from the date of such Unimproved Advance until paid in full, at the Unimproved Rate.

          2.4(d) The Company is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Company is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including, but not limited to Commitment Fees, Usage Fees and Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used during the calendar year in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

          Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

          2.4(e) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the Closing Date and on the Maturity Date.

          2.4(f) If, for any reason, no interest is due on an Advance, the Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Advance at the rate applicable to such Advances under the applicable section hereof, as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

          2.4(g) Upon demand of the Lender and upon Notice to the Company, after the occurrence and during the continuation of an Event of Default the unpaid amount of each Advance shall bear interest until paid in full at a per annum rate of interest (the "Default Rate") equal to four percent (4%) in excess of the rate of interest otherwise applicable to such Advance pursuant to any other subsection of this
     Section 2.4 or, if no rate is applicable, the highest rate then applicable to any outstanding Advance.

     12. Section 2.5(d)(6) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               (6) On the date on which a Pledged Mortgage is determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Company had knowledge of such misrepresentation or incorrect information, or the Pledged Mortgage is (i) in the case of an Unimproved Mortgage Loan, delinquent (without giving effect to any grace period) and remains delinquent for a period of thirty (30) days or more, and
          (ii) in all other cases, defaulted and remains in default for a period of sixty (60) days or more.

     13. Section 2.8(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.8(a) The Company agrees to pay to the Lender a Commitment Fee in the amount of one-tenth of one percent (1/10%) per annum of the lesser of Fifteen Million Dollars ($15,000,000) or the Commitment Amount, which Commitment Fee may be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such calendar quarter. The Company shall make quarterly payments of the Commitment Fee on the first (1st) day of each calendar quarter. If the Maturity Date is other than the last day of a calendar quarter, the Company shall pay the prorated portion of the quarterly Commitment Fee due from the beginning of the then current calendar quarter to and including the Maturity Date. For the purposes hereof, calendar quarters shall be defined as the three
     (3) month periods beginning on each April 1, July 1, October 1 and January 1. The Company shall not be entitled to a reduction in the amount of the Commitment Fee, in the event the Commitment Amount is reduced or in the event that the Commitment is terminated at the request of the Company or as a result of an Event of Default. If the Commitment terminates at the request of the Company or as a result of an Event of Default, the unpaid balance of the Commitment Fee shall be due and payable in full on the date of such termination.

     14. Section 2.10 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.10 Miscellaneous Charges. The Company agrees to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank's service charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     15. Section 3.1(c) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          3.1(c) All private mortgage insurance and all commitments issued by the FHA, FmHA or VA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Company covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Company as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments, FmHA commitments or VA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Company in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

     16.  Section 5.13 of the Agreement shall be amended to add the following
Section 5.13(f) at the end thereof:

          5.13(f) Lender in good standing under the FmHA loan guarantee program eligible to originate, purchase, hold, sell and service FmHA-guaranteed Mortgage Loans.

     17. Section 5.15(e) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          5.15(e) The Company has complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance, FmHA guaranty or VA guaranty of each Mortgage Loan included in the Pledged Mortgages designated by the Company as an FHA insured, FmHA guaranteed Mortgage Loan or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect. All such FHA insured, FmHA guaranteed Mortgage Loans and VA guaranteed Mortgage Loans comply and will continue to comply in all respects with all applicable requirements for purchase under the FNMA standard form of selling contract for FHA insured, FmHA guaranteed loans and VA guaranteed loans and any supplement thereto then in effect.

     18. Section 6.13(b) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          6.13(b) Service or cause to be serviced all Mortgage Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering the same and all applicable FHA, FmHA and VA requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Company shall service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering the same. The Company shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

     19. Upon execution of this Amendment, the Company agrees to pay to the Lender the pro rata Commitment Fee on the Commitment Amount for the month of September 1996.

     20. The Sublimit Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Sublimit Promissory Note, in the form of Exhibit A-2 attached to this Amendment. All references in this Amendment and in the Agreement to the Sublimit Promissory Note shall be deemed to refer to the First Amended and Restated Sublimit Promissory Note delivered in connection with this Amendment.

     21. Exhibits C-SF and D-SF to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits C-SF and D-SF attached to this Amendment. All references in the Agreement to Exhibits C-SF and D-SF shall be deemed to refer to the new Exhibits C-SF and D-SF.

     22. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new Exhibit I-SF.

     23. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed First Amended and Restated Sublimit Promissory Note; (c) an executed Certificate of Secretary with corporate resolutions; (d) executed UCC-3 financing statements; (e) a current certified tax, lien and judgment search of the appropriate public records for the Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder; (f) current Certificates of Good Standing of the Company; (g) current insurance information; and (h) a Two Hundred Fifty Dollar ($250) document production fee.

     24. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, except for Defaults with respect to the JRH Eastridge Partners Mortgage Loan and the Paradise Valley Partners, LLC Mortgage Loan which have been disclosed to the Lender, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     25. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     26. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                              U.S. HOME MORTGAGE CORPORATION


                              By: /s/ Thomas A. Napoli
                                  ----------------------------------
                                  Thomas A. Napoli
                                  Its:  Vice President


                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation


                              By: /s/ Donna A. West
                                  ----------------------------------
                                  Its:  Director

STATE OF Texas  )
                ) ss
COUNTY OF Harris)

     On August 30, 1996, before me, a Notary Public, personally appeared Thomas A. Napoli, the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              /s/ Brenda Grable
                              -----------------------------------
                                  Brenda Grable
                                  Notary Public
  (SEAL)                          My Commission Expires: 7-1-97


STATE OF Florida    )
                    ) ss
COUNTY OF Breward   )

     On, September 4, 1996, before me, a Notary Public, personally appeared Donna A. West, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              /s/ Marsha S. Grabin
                              ------------------------------
                                  Marsha S. Grabin
  (SEAL)                          Notary Public
                                  My Commission Expires:  9-15-98

                                EXHIBIT A-2

       FIRST AMENDED AND RESTATED SUBLIMIT PROMISSORY NOTE



$45,000,000                                Date:  August 29, 1996


     FOR VALUE RECEIVED, the undersigned, U.S. HOME MORTGAGE CORPORATION, a Florida corporation (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Forty-Five Million Dollars ($45,000,000) or so much thereof as may be outstanding from time to time pursuant to the Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Sublimit Promissory Note referred to in that certain First Amended and Restated Warehousing Credit and Security Agreement (the "Agreement") dated August 31, 1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement. Without limiting the generality of the foregoing, this Note, together with the Sublimit Promissory Note, evidences a single line of credit, and the Lender has not committed to make Advances with an aggregate principal amount exceeding the Commitment Amount, notwithstanding the fact that the sum of the principal amount of the Notes may exceed the Commitment Amount.

     This Note is given in replacement for, and not in satisfaction of, that certain Sublimit Promissory Note dated December 27, 1995, and issued by the Company to evidence its Obligations under the Agreement (the "Existing Note"). All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              U.S. HOME MORTGAGE CORPORATION,
                              a Florida corporation


                              By:

                              Its:


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On                  , 1996, before me, a Notary Public,
personally appeared                                 , the
              of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              Notary Public
  (SEAL)                      My Commission Expires:

                                                   EXHIBIT I-SF

                      OFFICER'S CERTIFICATE


     Reference is made to that certain First Amended and Restated Warehousing Credit and Security Agreement (Single Family Mortgage Loans) between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of August 31, 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to Section 6.2(c) of the Agreement.

     The undersigned hereby certifies to the Lender that as of the close of business on , 19 ("Statement Date",) and with respect to the Company and its Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Company met the covenants set forth in Sections 7.6 and 7.7, or if the Company did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Company except as permitted under the terms of the Agreement.

3.   No recourse Servicing Contracts have been acquired by the Company.

4. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Company has incurred no Debt required to be subordinated pursuant to Section 6.10.

5. The Company was in compliance with the applicable HUD, GNMA or Investor net worth requirements, and in good standing with FmHA, VA, HUD, GNMA and each Investor.

6. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Company has taken, is taking and proposes to take with respect thereto.

7. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Company as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as at the Statement Date.

Dated:

                              U.S. HOME MORTGAGE CORPORATION


                              By:

                              Its:

          CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name:  U.S. HOME MORTGAGE CORPORATION and its Subsidiaries

Statement Date:

All financial calculations set forth herein are as of the Statement Date.

I.   TANGIBLE NET WORTH

     A.   Tangible Net Worth of the Company is:

          Excess of total assets over total liabilities:$ ________________
          Plus:   Loan loss reserves:                   $ ________________
          Plus:   Subordinated Debt not due within
                  one year of the Statement Date
                  (or any portion thereof):             $ ________________
          Minus:  Advances to owners, officers or
                  Affiliates:                           $ ________________
          Minus:  Investments in Affiliates:            $ ________________
          Minus:  Assets pledged to secure liabilities
                  not included in Debt:                 $ ________________
          Minus:  Intangible assets:                    $ ________________
          Minus:  Any other HUD nonacceptable assets:   $ ________________
          Minus:  Other assets unacceptable to the
                  Lender:                               $ ________________

          TANGIBLE NET WORTH                   $ ______________

     B.   Requirements of Section 7.7 of the Agreement:

          MINIMUM TANGIBLE NET WORTH OF $6,000,000.

     C.   Covenant Satisfied:____  Covenant Not Satisfied:____

II.  DEBT OF THE COMPANY

     Total liabilities                                  $ ________________
          Minus:   Loan loss reserves:                  $ ________________
          Minus:   Subordinated Debt not due within one year
                   of the Statement Date (or any portion
                   thereof):                            $ ________________
          Minus:   Deferred taxes arising from
                   capitalized excess servicing fees
                    and capitalized servicing rights:   $ ________________

          DEBT                                 $ _________________

III. RATIO OF DEBT TO TANGIBLE NET WORTH

     A.   The ratio of Debt to Tangible Net Worth (IV to I.A) is:
                           ____________ to 1

     B.   Requirements of Section 7.6 of the Agreement:

          The ratio of Debt to Tangible Net Worth shall not exceed 10 to 1.

     C.   Covenant Satisfied:____  Covenant Not Satisfied:____

EXHIBIT D-SF


           PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                   SINGLE FAMILY MORTGAGE LOANS

     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, FNMA and FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance. Each folder should be labelled with the mortgagor name(s), Company loan number and Company name. If a Wet Settlement Advance is being requested, the Request for Advance and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents should be submitted with a cover letter identifying the mortgagor name(s) and Company loan number.

I. Prior to making a Wet Settlement Advance, the Lender must receive the following:

     (1) Estimate of the amount of the requested Advance one (1) Business Day prior to such Advance.

     (2) Copy of settlement or funding check issued to the escrow/title company, if applicable.

     (3) Original Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and one (1) copy of same.

     (4)  Copy of the Purchase Commitment or satisfactory evidence thereof.

     (5) Bailee Pledge Agreement (only required for Wet Settlement Advance) (Exhibit M).

     (6) A copy of the HUD-1 Settlement Statement or equivalent (Home Equity Loans and Title I Mortgage Loans only).

     (7) A copy of HUD 203(K) Maximum Mortgage Worksheet (HUD 203(K) Mortgage Loans only).

     The following must be received by the Lender within five (5) Business Days of the date of the Wet Settlement Advance:

     (8) Original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if applicable, and one copy of same.

     (9)  Copy of the Mortgage certified true by the escrow/title company.

     (10) Copies of all interim assignments of the Mortgage certified true by the escrow/title company (recorded or sent for recordation). Mortgage Note must bear corresponding endorsements.

     (11) An assignment of the Mortgage to the Lender in recordable form but unrecorded.

     (12) Completed Company Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32 (if applicable).

II. Prior to the making of an Advance (other than a Wet Settlement Advance), the Lender must receive all of the Collateral Documents listed in
     Section I above.

III. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related pool documents to the Investor or pool custodian, unless otherwise agreed in writing.

A.   The following procedures  are to be followed for deliveries of Pledged
     Mortgages:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to the expiration date of the Purchase Commitment, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages including the following:
          (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Instructions  for  endorsement  of  the  Mortgage  Note;
          (c) Names of mortgagor(s), Mortgage Note Amounts of Pledged Mortgages to be shipped and the Company's loan number; and
          (d)  Commitment number and expiration date of the Purchase
               Commitment.
     (2) For deliveries of Pledged Mortgages to FNMA for cash purchase, the following additional documents are required:
          (a) Copy of Loan Schedule (FNMA Form 1068 or 1069) showing the Lender's designated FNMA payee code as recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:
          (a) Original completed Warehouse Lender Release of Security Interest (FHLMC Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.
          (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (FHLMC Form 987), designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

B. In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

     The following procedures are to be followed for deliveries of Pledged Mortgages to Approved Custodians:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Approved Custodian, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages to the Approved Custodian including the following:
          (a) Name and address of the office of the Approved Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Instructions for endorsement of the Mortgage Note;
          (c) Names of mortgagor(s) and Mortgage Note Amounts of Pledged Mortgages to be shipped and the Company's loan number; and
          (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.
     (2) For FNMA Mortgage-backed Securities issuance, the following additional documents are required:
          (a)  Copy of Schedule  of  Mortgages (FNMA Form 2005 or 2025).
          (b) Copy of Delivery Schedule (FNMA Form 2014), instructing FNMA to issue the Mortgage-backed Securities in the name of the Company with the Lender as pledgee and to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/GEOCUST/MR9229490) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Director or Patti Erfan, Director."

     (3) For FHLMC Mortgage-backed Securities issuance, the following additional documents are required:
          (a)  Copy of Settlement  Information  and Delivery  Authorization
               (FHLMC Form 939),  designating  the Lender as the  Warehouse
               Lender and instructing FHLMC to deliver the  Mortgage-backed
               Securities  to the  Lender's  custody  account  at The Chase
               Manhattan Bank (CHASE NYC/GEOCUST/MR9229490).
          (b)  Original  Warehouse  Lender  Release  of  Security  Interest
               (FHLMC Form 996) to be  executed by the Lender,  designating the Lender as the Warehouse Lender and instructing  FHLMC to deliver  the  Mortgage-backed  Securities  to  the  Lender's
               custody   account  at  The  Chase   Manhattan   Bank  (CHASE
               NYC/GEOCUST/MR9229490).
     (4)  For  GNMA  Mortgage-backed  Securities   issuance, the  following
          additional documents are required:
          (a)  Signed  original  Schedule  of  Mortgages (HUD Form 11706).
          (b)  Signed original Schedule of Subscribers (HUD Form 11705)
               instructing GNMA to issue the Mortgage-backed Securities in the name of the Company and designating The Chase Manhattan
               Bank as Agent for the Lender as the subscriber, using the following language: THE CHASE MANHATTAN BANK AS AGENT FOR
               RESIDENTIAL FUNDING CORPORATION SEG ACCT MANUF/CUST/MR9229490).
               The following instructions must also be included on the form:
               "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A.
               Lyvers, Director or Patti Erfan, Director."
          (c)  Completed  original  Release of Security  Interest (HUD Form
               11711A) to be executed by the Lender.
     (5) No later than two (2) Business Days prior to the Settlement Date for the Mortgage-backed Securities, the Lender must receive signed Securities Delivery Instructions form attached hereto as
          Schedule I.



Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved
Custodian, or other pool custodian. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company, unless otherwise instructed in writing.

                                                       SCHEDULE I
                 RESIDENTIAL FUNDING CORPORATION
                   WAREHOUSING LENDING DIVISION

                  Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY


BOOK-ENTRY DATE: ______________________ SETTLEMENT DATE:
ISSUER:________________________________ SECURITY: $
NO. OF CERTIFICATES: __________________ 1)
                                   2)
                                   3)

CUSIP #______________
Pool #_______________      MI#______________     Coupon Rate:
Issue Date:(M/D/Y) _________________________     Maturity Date:(M/D/Y)

POOL TYPE (circle one):

GNMA:     GNMA I    GNMA II
FHLMC:    FIXED     ARM            DISCOUNT NOTE
FNMA:     FIXED     ARM            DISCOUNT NOTE     DEBENTURES        REMIC

----------------------------------------------------------------------------

DELIVER TO:_______________________________   (  ) Versus Payment
           _______________________________    DVP AMT. $
           _______________________________   (  ) Free Delivery
DELIVER TO:_______________________________   (  ) Versus Payment
           _______________________________    DVP AMT. $
           _______________________________   (  ) Free Delivery
DELIVER TO:_______________________________   (  ) Versus Payment
           _______________________________    DVP AMT. $
           _______________________________   (  ) Free Delivery

----------------------------------------------------------------------------

AUTHORIZED SIGNATURE:

TITLE: